NOTE 2- Significant Accounting Policies: g. Cash and cash equivalents (Policies)	12 Months Ended
Dec. 31, 2025
Policies
g. Cash and cash equivalents:

g.    Cash and cash equivalents:

Cash and cash equivalents are considered by the Company to be highly liquid investments, including short-term deposits held by financial institutions with maturity of not exceeding three months at the time of deposit and are not restricted.